AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of November 21, 2014 is by and among OMNOVA Solutions Inc. (the "Borrower"), the financial institutions party to this Amendment, as Lenders, and JPMorgan Chase Bank, N.A., as Agent for the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Agent, the Lenders named therein and the Borrower are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 9, 2010 (as amended, the "Credit Agreement"); and

WHEREAS, the Borrower, Decorative Products Thailand, Inc., a Wholly-Owned Subsidiary of the Borrower ("OMNOVA U.S."), and the Agent, *inter alia*, are parties to that certain Second Amended and Restated Pledge Agreement, dated as of December 9, 2010 (as amended, the "Pledge Agreement"), and that certain Second Amended and Restated Security Agreement, dated as of December 9, 2010 (as amended, the "Security Agreement");

WHEREAS, OMNOVA U.S. desires to transfer all of its Equity Interest (the "OMNOVA Thailand Equity") in OMNOVA Engineered Surfaces (Thailand) Co. Ltd., a Wholly-Owned Subsidiary of OMNOVA U.S. ("OMNOVA Thailand"), to OMNOVA Decorative Products Singapore, Pte. Ltd., a Wholly-Owned Subsidiary of OMNOVA U.S. ("OMNOVA Singapore") (the "Transfer");

WHEREAS, in connection with the Transfer, OMNOVA Singapore will issue to OMNOVA U.S. a new promissory note in a principal amount equal to the fair value of OMNOVA Thailand (approximately $37,800,000) (the "Note");

WHEREAS, OMNOVA U.S. will be required to pledge the Note as additional collateral security for the Obligations;

WHEREAS, the Borrower has requested that Agent and Lenders, and Agent and Lenders have agreed to, amend the Credit Agreement to permit the Transfer under Section 7.9(g) of the Credit Agreement as described herein and upon the terms and conditions set forth herein;

WHEREAS, in connection with the Transfer, the Borrower requests that any pledge, lien, security interest or other right whatsoever that the Agent and Lenders may have in or to the OMNOVA Thailand Equity be released (the "Release");

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 11 hereof, the parties hereto hereby agree to the following amendment:

(a) Section 7.9 of the Credit Agreement is hereby amended by adding the following proviso to the end of subsection 7.9(g) to read as follows:

> "; provided, that Decorative Products Thailand, Inc. ("DPTI") may transfer all of its equity interest (the "OMNOVA Thailand Equity") in OMNOVA Engineered Surfaces (Thailand) Co. Ltd. ("OMNOVA Thailand") to OMNOVA Decorative Products Singapore, Pte. Ltd. ("OMNOVA Singapore") without any security interest in the OMNOVA Thailand Equity being granted to the Agent for the benefit of the Lenders so long as OMNOVA Singapore issues to DPTI a new promissory note in a principal amount equal to the fair value of OMNOVA Thailand (approximately $37,800,000), which note shall be pledged to the Agent, for the benefit of the Lenders, as additional collateral security for the Obligations;"

SECTION 2. Consent to Limited Release of OMNOVA Thailand Equity. In connection with the transactions contemplated by this Amendment, the Lenders specifically consent to and authorize the Agent to effect the Release regarding the OMNOVA Thailand Equity and to take any and all such actions as may be necessary to effect the Release. In reliance on the representations and certifications set forth herein, upon the satisfaction of the conditions precedent set forth in Section 11 hereof, the Agent shall be deemed to have released, with respect to the OMNOVA Thailand Equity only, all of its security interests and liens of any kind, nature or description, whenever and however arising, in favor of the Agent for the benefit of the Lenders under each of the Pledge Agreement and the Security Agreement, and such releases are automatic upon consummation of the Transfer in accordance with Section 7.9(g) of the Credit Agreement and do not require further action.

SECTION 3. Pledge of Note. OMNOVA U.S. shall pledge to the Agent for the benefit of the Lenders a security interest in the Note pursuant to the Pledge Agreement and the Security Agreement and promptly deliver the Note to the Term Loan Agent in accordance with (and as defined under) the Intercreditor Agreement, together with an instrument of transfer duly executed in blank, in accordance with the terms of the Pledge Agreement and the Security Agreement.

SECTION 4. Post-Closing Covenant. If, on or before the Amendment Effective Date (defined below), OMNOVA U.S. shall not have pledged the Note and 65% of the equity of OMNOVA Singapore as required under the Loan Documents, OMNOVA U.S. will complete such arrangements within 20 days of the Amendment Effective Date or such longer time period as may be permitted by the Agent in its reasonable discretion and any default or breach of any term of any Loan Document as a result of the failure of OMNOVA U.S. to effect any such pledge is waived for such period.

SECTION 5. Representations And Warranties of Borrowers. Borrower represents and warrants that:

(a) the execution, delivery and performance by such Borrower of this Amendment has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) each of the representations and warranties contained in the Credit Agreement, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

(c) no Event of Default shall have occurred and be continuing under the Credit Agreement after giving effect to this Amendment; and

(d) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

SECTION 6. Acknowledgments Regarding Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto agree that this Amendment shall constitute a Loan Document.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

(d) Each Guarantor hereby reaffirms its guarantee of the Obligations, taking into account the provisions of this Amendment.

SECTION 7. Costs And Expenses. As provided in Section 13.7 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, reasonable out-of-pocket costs

and expenses of the Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection herewith).

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

SECTION 11. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") upon:

(a) Receipt by the Agent of duly executed counterparts to this Amendment by the Borrower, Guarantors and the Required Lenders;

(b) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Agent; and

(c) The Agent shall have received a copy of the amendment and/or consent to the Term Loan Agreement in form and substance satisfactory to Agent.

[Signature Pages Follow]

This Amendment No. 4 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC., as a Borrower

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

DECORATIVE PRODUCTS THAILAND, INC., as a Guarantor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

OMNOVA WALLCOVERING (USA), INC., as a Guarantor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

This Amendment No. 4 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By: ________________________
Name: David A. Lehner
Title: Authorized Officer

PNC BANK, NATIONAL ASSOCIATION

By: ________________________
Name: ________________________
Title: ________________________

FIFTH THIRD BANK

By: ________________________
Name: ________________________
Title: ________________________

KEY BANK NATIONAL ASSOCIATION

By: ________________________
Name: ________________________
Title: ________________________

This Amendment No. 4 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:____________________
Name:____________________
Title:____________________

PNC BANK, NATIONAL ASSOCIATION

By: [signature]
Name: Brian C. Jablen
Title: RM

FIFTH THIRD BANK

By:____________________
Name:____________________
Title:____________________

KEY BANK NATIONAL ASSOCIATION

By:____________________
Name:____________________
Title:____________________

This Amendment No. 4 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:______________________________
Name:____________________________
Title:_____________________________

PNC BANK, NATIONAL ASSOCIATION

By:______________________________
Name:____________________________
Title:_____________________________

FIFTH THIRD BANK

By: [signature]
Name: ADAM ROTTENBERG
Title: AVP

KEY BANK NATIONAL ASSOCIATION

By:______________________________
Name:____________________________
Title:_____________________________

This Amendment No. 4 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:______________________________
Name:____________________________
Title:_____________________________

PNC BANK, NATIONAL ASSOCIATION

By:______________________________
Name:____________________________
Title:_____________________________

FIFTH THIRD BANK

By:______________________________
Name:____________________________
Title:_____________________________

KEY BANK NATIONAL ASSOCIATION

By: John P. Dunn
Name: John P. Dunn
Title: Vice President

CHI994877.4